SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2001


                            PSS WORLD MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)

     Florida                         0-23832                     59-2280364
     (State or other              (Commission                   (IRS Employer
      jurisdiction of              File Number)              Identification No.)
      incorporation)

     4345 Southpoint Boulevard
     Jacksonville, Florida                                        32216
     ---------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

                                 (904) 332-3000
                                 ---------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.
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         During the fiscal quarter ended June 30, 2001, PSS World Medical, Inc.
(the "Company") elected to early adopt the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). After conducting the required transitional impairment test to evaluate the carrying value of its goodwill, the Company determined that it must record a goodwill impairment loss of $90.1 million (net of income taxes of $14.4 million) at its imaging business segment. As required by SFAS 142, the Company has reported this loss as a change in accounting principal and recorded the loss as of the first day of the fiscal year of adoption. Please refer to the press release attached as Exhibit 99.1 to this Form 8-K, for further information.


Item 7. Financial Statements and Exhibits.
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      99.1           Press Release dated October 30, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     PSS WORLD MEDICAL, INC.
                                                     (Registrant)



Date: November 2, 2001


                                              By: /s/ David A. Smith
                                              ------------------------
                                              Name:   David A. Smith
                                              Title:  President



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                                  EXHIBIT INDEX


99.1     Press Release dated October 30, 2001.